EXHIBIT 19
                                   ----------

                                POWER OF ATTORNEY


                  KNOW ALL MEN BY THESE PRESENTS that the undersigned officer and/or trustee of SCM Investment Trust hereby appoints C. Frank Watson, III and/or Julian G. Winters, with full power of substitution, his true and lawful attorney to execute in his name, place and stead and on his behalf a registration statement on Form N-1A for the registration, pursuant to the Securities Act of 1933 and the Investment Company Act of 1940, of said Trust's shares of beneficial interest, and any and all amendments to said Registration Statement (including post-effective amendments), and all instruments necessary or incidental in connection therewith and to file the same with the U.S. Securities and Exchange Commission. Said attorneys shall have full power and authority, with full power of substitution, to do and perform in the name and on behalf of the undersigned every act whatsoever requisite or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do, the undersigned hereby ratifying and approving all such acts of such attorneys.

                  IN  WITNESS   WHEREOF,   the  undersigned  has  executed  this
instrument this 18th day of June, 1998.



-------------------------------           -----------------------------------
Witness                                   Dan P. Shanklin, Trustee and Chairman

                                POWER OF ATTORNEY


                  KNOW ALL MEN BY THESE PRESENTS that the undersigned officer and/or trustee of SCM Investment Trust hereby appoints C. Frank Watson, III and/or Julian G. Winters, with full power of substitution, his true and lawful attorney to execute in his name, place and stead and on his behalf a registration statement on Form N-1A for the registration, pursuant to the Securities Act of 1933 and the Investment Company Act of 1940, of said Trust's shares of beneficial interest, and any and all amendments to said Registration Statement (including post-effective amendments), and all instruments necessary or incidental in connection therewith and to file the same with the U.S. Securities and Exchange Commission. Said attorneys shall have full power and authority, with full power of substitution, to do and perform in the name and on behalf of the undersigned every act whatsoever requisite or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do, the undersigned hereby ratifying and approving all such acts of such attorneys.

                  IN  WITNESS   WHEREOF,   the  undersigned  has  executed  this
instrument this 18th day of June, 1998.



-------------------------------           -----------------------------------
Witness                                   Tim L. Shanklin, Trustee and President

                                POWER OF ATTORNEY


                  KNOW ALL MEN BY THESE PRESENTS that the undersigned officer and/or trustee of SCM Investment Trust hereby appoints C. Frank Watson, III and/or Julian G. Winters, with full power of substitution, his true and lawful attorney to execute in his name, place and stead and on his behalf a registration statement on Form N-1A for the registration, pursuant to the Securities Act of 1933 and the Investment Company Act of 1940, of said Trust's shares of beneficial interest, and any and all amendments to said Registration Statement (including post-effective amendments), and all instruments necessary or incidental in connection therewith and to file the same with the U.S. Securities and Exchange Commission. Said attorneys shall have full power and authority, with full power of substitution, to do and perform in the name and on behalf of the undersigned every act whatsoever requisite or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do, the undersigned hereby ratifying and approving all such acts of such attorneys.

                  IN  WITNESS   WHEREOF,   the  undersigned  has  executed  this
instrument this 18th day of June, 1998.



-------------------------------           -----------------------------------
Witness                                   Michael A. Farris, Trustee

                                POWER OF ATTORNEY


                  KNOW ALL MEN BY THESE PRESENTS that the undersigned officer and/or trustee of SCM Investment Trust hereby appoints C. Frank Watson, III and/or Julian G. Winters, with full power of substitution, his true and lawful attorney to execute in his name, place and stead and on his behalf a registration statement on Form N-1A for the registration, pursuant to the Securities Act of 1933 and the Investment Company Act of 1940, of said Trust's shares of beneficial interest, and any and all amendments to said Registration Statement (including post-effective amendments), and all instruments necessary or incidental in connection therewith and to file the same with the U.S. Securities and Exchange Commission. Said attorneys shall have full power and authority, with full power of substitution, to do and perform in the name and on behalf of the undersigned every act whatsoever requisite or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do, the undersigned hereby ratifying and approving all such acts of such attorneys.

                  IN  WITNESS   WHEREOF,   the  undersigned  has  executed  this
instrument this 18th day of June, 1998.



-------------------------------           -----------------------------------
Witness                                   David R. Reed, Trustee

                                POWER OF ATTORNEY


                  KNOW ALL MEN BY THESE PRESENTS that the undersigned officer and/or trustee of SCM Investment Trust hereby appoints C. Frank Watson, III and/or Julian G. Winters, with full power of substitution, his true and lawful attorney to execute in his name, place and stead and on his behalf a registration statement on Form N-1A for the registration, pursuant to the Securities Act of 1933 and the Investment Company Act of 1940, of said Trust's shares of beneficial interest, and any and all amendments to said Registration Statement (including post-effective amendments), and all instruments necessary or incidental in connection therewith and to file the same with the U.S. Securities and Exchange Commission. Said attorneys shall have full power and authority, with full power of substitution, to do and perform in the name and on behalf of the undersigned every act whatsoever requisite or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do, the undersigned hereby ratifying and approving all such acts of such attorneys.

                  IN  WITNESS   WHEREOF,   the  undersigned  has  executed  this
instrument this 18th day of June, 1998.



-------------------------------           -----------------------------------
Witness                                   Mark A. Simmons, Trustee